Income taxes	12 Months Ended
Mar. 31, 2015
Income taxes
Income taxes

15. Income taxes:

The following table presents components of Income tax expense reported in the consolidated statements of income for the years ended March 31, 2013, 2014 and 2015.

	Millions of yen
	Year ended March 31
	2013	2014	2015
Current:
Domestic	¥71,918	¥21,558	¥80,760
Foreign	6,164	6,546	13,531

Subtotal	78,082	28,104	94,291

Deferred:
Domestic	55,257	109,037	23,309
Foreign	(1,300)	8,024	3,180

Subtotal	53,957	117,061	26,489

Total	¥132,039	¥145,165	¥120,780

The income tax benefit recognized from operating losses for the years ended March 31, 2013, 2014 and 2015 was ¥2,944 million, ¥26,990 million and ¥3,888 million, respectively, included within deferred income tax expense above.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system is permitted only for a national tax.

As a result of revisions to domestic tax laws during the third quarter ended December 31, 2011 and the fourth quarter ended March 31, 2014, Nomura’s domestic effective statutory tax rate was approximately 38% for the fiscal years ended March 31, 2013 and March 31, 2014, and decreased to approximately 36% for the fiscal year ended March 31, 2015.

On March 31, 2015, the “Act to partially revise the Income Tax Act and Others” (Act No.9 of 2015) (“Act 9”) and “Act to partially revise the Local Tax Act and Others” (Act No.2 of 2015) (“Act 2”) were enacted. Under Act 2 and Act 9, effective for fiscal years beginning on or after April 1, 2015, Nomura’s effective statutory tax rate will decrease from approximately 36% to 33% and will decrease to approximately 32% for fiscal years beginning on or after April 1, 2016. Furthermore, use of operating loss carryforwards as a deduction for tax purposes will be limited to 65% of current year taxable income for fiscal years beginning on or after April 1, 2015 and will be 50% for fiscal years beginning on or after April 1, 2017. As a result of these future changes, which affect the applicable tax rate used to determine deferred tax assets and liabilities, net deferred tax liabilities decreased by ¥4,674 million as of March 31, 2015 and deferred income tax expenses decreased by the same amount for the year ended March 31, 2015.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2013, 2014 and 2015.

	Year ended March 31
	2013	2014	2015
Nomura’s effective statutory tax rate	38.0%	38.0%	36.0%
Impact of:
Changes in deferred tax valuation allowance	(0.7)	(9.8)	5.1
Additional taxable revenues	1.5	0.4	0.3
Non-deductible expenses	12.9	7.7	5.9
Non-taxable revenue	(9.3)	(8.0)	(4.7)
Dividends from foreign subsidiaries	0.2	—	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.2	3.5	0.0
Different tax rate applicable to income (loss) of foreign subsidiaries	10.0	6.3	(1.4)
Effect of changes in domestic tax laws	0.9	0.6	(1.4)
Expiration of loss carryforwards	1.3	0.7	0.0
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	—	1.4	—
Other	0.5	(0.7)	(5.0)

Effective tax rate	55.5%	40.1%	34.8%

The following table presents the significant components of deferred tax assets and liabilities as of March 31, 2014 and 2015, before offsetting of amounts which relate to the same tax-paying component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2014	2015
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥12,604	¥14,692
Investments in subsidiaries and affiliates	54,678	33,553
Valuation of financial instruments	46,321	56,566
Accrued pension and severance costs	7,850	10,335
Other accrued expenses and provisions	102,922	123,567
Operating losses	437,899	466,531
Other	3,991	4,356

Gross deferred tax assets	666,265	709,600
Less—Valuation allowance	(490,603)	(565,103)

Total deferred tax assets	175,662	144,497

Deferred tax liabilities
Investments in subsidiaries and affiliates	107,020	109,087
Valuation of financial instruments	54,524	56,808
Undistributed earnings of foreign subsidiaries	736	735
Valuation of fixed assets	21,204	20,644
Other	4,899	8,670

Total deferred tax liabilities	188,383	195,944

Net deferred tax assets (liabilities)	¥(12,721)	¥(51,447)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying component within a particular tax jurisdiction, net deferred tax assets reported within Other assets—Other in the consolidated balance sheets were ¥22,018 million and ¥19,718 million as of March 31, 2014 and 2015, respectively and net deferred tax liabilities reported within Other liabilities in the consolidated balance sheets were ¥34,739 million and ¥71,165 million as of March 31, 2014 and 2015, respectively.

As of March 31, 2015, no deferred tax liabilities have been recognized for undistributed earnings of foreign subsidiaries totaling ¥2,853 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

The following table presents changes in the total valuation allowance established against deferred tax assets for the years ended March 31, 2013, 2014 and 2015.

	Millions of yen
	Year ended March 31
	2013		2014		2015
Balance at beginning of year	¥490,986		¥522,220		¥490,603
Net change during the year	31,234	(1)	(31,617	)(2)	74,500	(3)

Balance at end of year	522,220		490,603		565,103

(1)	Primarily includes ¥52,862 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, ¥1,275 million of additional valuation allowances established against deferred tax assets of certain Japanese subsidiaries and the Company, offset by a reduction of ¥22,903 million of valuation allowances relating to the deconsolidation of NREH. In total, ¥31,234 million of allowances increased for the year ended March 31, 2013.
(2)	Primarily includes ¥29,134 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, offset by a reduction of ¥47,263 million of valuation allowances related to the liquidation of certain foreign subsidiaries and a reduction of ¥ 13,488 million of valuation allowances established by the Company and domestic subsidiaries because of changes in the expected realization of deferred tax assets other than those related to operating loss carryforwards. In total, ¥31,617 million of allowances decreased for the year ended March 31, 2014.
(3)	Primarily includes ¥85,403 million of additional full valuation allowances established by certain foreign subsidiaries against additional operating loss carryforwards generated during the period as a result of additional taxable losses being incurred by such subsidiaries, offset by a reduction of ¥2,921 million of valuation allowances of certain foreign subsidiaries and a reduction of ¥7,982 million related to Japanese subsidiaries and the Company because of decrease in valuation allowances related to operating loss carryforwards due to the effect of changes in domestic tax laws. In total, ¥74,500 million of allowances increased for the year ended March 31, 2015.

As of March 31, 2015, total operating loss carryforwards were ¥2,099,334 million, which included ¥589,272 million relating to the Company and domestic subsidiaries, ¥742,535 million relating to foreign subsidiaries in the United Kingdom, ¥484,573 million relating to foreign subsidiaries in the United States, ¥202,806 million relating to foreign subsidiaries in Hong Kong, and ¥80,148 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,021,835 million can be carried forward indefinitely, ¥760,972 million expires by March 31, 2024 and ¥316,527 million expires in later fiscal years.

In determining the amount of valuation allowances to be established as of March 31, 2015, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries.

In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.

While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in the reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2013, 2014 and 2015. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.

The total amount of unrecognized tax benefits was not significant as of March 31, 2013, 2014 and 2015. There were also no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to the unrecognized tax benefits during the years ended March 31, 2013, 2014 and 2015. Nomura is under continuous examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on these consolidated financial statements. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2015. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.

The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2015. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2010	(1)
United Kingdom	2014
United States	2012

(1)	The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2009.